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                         SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C.  20549


                                      FORM 8-K


                            ---------------------------


                                   CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934




                 Date of Report (Date of Earliest Event Reported):
                                  AUGUST 21, 1998


                            ---------------------------


                                PROCYON CORPORATION
               (Exact name of registrant as specified in its charter)



        COLORADO                        0-17449                  36-8732690
(State of Incorporation)           (Commission File No.)      (I.R.S. Employer
                                                             Identification No.)



                          1150 CLEVELAND STREET, SUITE 410
                             CLEARWATER, FLORIDA  34615
                      (Address of principal executive offices)



                                   (813) 447-2998
                 (Registrant's telephone number, including area code)

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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) BDO Seidman, LLP (the "Former Accountants") reported on the financial statements of Procyon Corporation (the "Company") for the fiscal years ended June 30, 1996 and 1997. The report of the Former Accountants on the financial statements for such years contained no adverse opinion or disclaimer of opinion and was not modified as to uncertainty, audit scope or accounting principles.

     During the fiscal years ended June 30, 1996 and 1997 and through the date of this report, the Former Accountants did not advise the Company with respect to any of the matters described in paragraphs (a)(1)(iv)(B)(1) through (3) of Item 304 of Regulation S-B. There were no disagreements with the Former Accountants on a matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of the Former Accountants would have caused them to make reference thereto in their report on the financial statements for such years.

     The Former Accountants did not resign, decline to stand for re-election and were not dismissed.

(b) On August 21, 1998, the Company engaged Giunta, Ferlita & Walsh, P.A. (The "Successor Accountants") as the principal accountants to audit the Company's financial statements. The Board of Directors approved such engagement. During the Company's two most recent fiscal years and through the date of this report, the Company did not consult the Successor Accountants with respect to any of the matters described in paragraphs
     (a)(2)(i) through (ii) of Item 304 of Regulation S-B.

(c) The Company has provided the Former Accountants with a copy of the disclosures it is making in response to this Item and has requested the Former Accountants to furnish a letter addressed to the Commission stating whether it agrees with the statements made by the Company and, if not, stating the respect in which it does not agree. Such letter is unavailable at the time of filing this report and the Company has requested the Former Accountants to provide the letter so that it can be filed with the Commission within ten business days after the filing of this report.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(a)  Not applicable.

(b)  Not applicable.

(c) The letter of the Former Accountants will be filed by amendment as an exhibit to this report in accordance with the provisions of Item 601 of Regulation S-B.


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                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PROCYON CORPORATION



Date:     August 26, 1998               By: /s/ John C. Anderson
                                           -------------------------------------
                                            John C. Anderson, President



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